    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 14, 1997

                                                 REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------
                                     FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                             ---------------------

                        SUBURBAN LODGES OF AMERICA, INC.
             (Exact name of Registrant as specified in its charter)

                            ---------------------

            GEORGIA                           7011                          58-1781184
(State or other jurisdiction of   (Primary Standard Industrial           (I.R.S. Employer
incorporation or organization)     Classification Code Number)        Identification Number)
              1000 PARKWOOD CIRCLE                                  MR. DAVID E. KRISCHER
                   SUITE 850                                PRESIDENT AND CHIEF EXECUTIVE OFFICER
             ATLANTA, GEORGIA 30339                                  1000 PARKWOOD CIRCLE
                 (770) 951-9511                                           SUITE 850
  (Address, including zip code, and telephone                       ATLANTA, GEORGIA 30339
                     number,                                            (770) 951-9511
 including area code, of registrant's principal            (Name, address, including zip code, and
               executive offices)                                     telephone number,
                                                          including area code, of agent for service)

                             ---------------------
                                   COPIES TO:

            MICHAEL H. TROTTER, ESQ.                                 ALAN J. PRINCE, ESQ.
            KILPATRICK STOCKTON LLP                                    KING & SPALDING
             1100 PEACHTREE STREET                                191 PEACHTREE STREET, N.E.
             ATLANTA, GEORGIA 30309                                 ATLANTA, GEORGIA 30303
                 (404) 815-6500                                         (404) 572-4600

                             ---------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

     If any of the securities on this Form are being offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act Registration No. of the earlier effective
Registration Statement for the same offering.  [X] 333-35871

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act
Registration Statement No. of the earlier effective Registration Statement for the same offering. [ ]

     If delivery of the Prospectus is expected to be made pursuant to Rule 434, please check the following box.  [ ]
                             ---------------------
                        CALCULATION OF REGISTRATION FEE

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
=====================================================================================================================
                                          AMOUNT              MAXIMUM              MAXIMUM             AMOUNT OF
      TITLE OF EACH CLASS OF               TO BE          OFFERING PRICE          AGGREGATE          REGISTRATION
    SECURITIES TO BE REGISTERED        REGISTERED(1)         PER SHARE         OFFERING PRICE             FEE
---------------------------------------------------------------------------------------------------------------------
Common Stock, $.01 par value.......       345,000             $25.50             $8,797,500            $2,665.91
==================================================================================================================

(1) Includes 45,000 shares that may be purchased pursuant to the over-allotment option granted to the Underwriters.

================================================================================

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     Pursuant to Rule 462(b) under the Securities Act of 1933, as amended, Suburban Lodges of America, Inc. (the "Company") hereby incorporates by reference into this Registration Statement on Form S-3 in its entirety the Registration Statement on Form S-3 (File No. 333-35871) declared effective on October 14, 1997, by the Commission, including each of the documents filed by the Company with the Commission and included therein or deemed to be a part thereof.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

     All Exhibits filed with Registration Statement No. 333-35871 are incorporated by reference into and shall be deemed a part of this Registration
Statement, except the following which are filed herewith:

     (a) Exhibits

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
EXHIBIT
  NO.                        DESCRIPTION OF EXHIBIT
-------                      ----------------------
  5.1     Opinion of Kilpatrick Stockton LLP
 23.1     Consent of Kilpatrick Stockton LLP (included as part of
          Exhibit 5)
 23.2     Consent of Deloitte & Touche, LLP
 24.1     Powers of Attorney (see Signature Page)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Atlanta, State of Georgia, on the 14th day of October, 1997.

                                          SUBURBAN LODGES OF AMERICA, INC.


                                          By:     /s/ DAVID E. KRISCHER
                                            ------------------------------------
                                                     David E. Krischer
                                               President and Chief Executive
                                                           Officer

                               POWER OF ATTORNEY

     Each person whose signature appears below hereby constitutes and appoints David E. Krischer and Dan J. Berman and either of them, his true and lawful attorneys-in-fact with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to cause the same to be filed, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting to said attorneys-in-fact and agent, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents, or their substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on the 14th day of October, 1997, in the capacities and on the dates indicated.


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
                      SIGNATURE                                    POSITION
                      ---------                                    --------

                /s/ DAVID E. KRISCHER                  Chairman of the Board, Chief
-----------------------------------------------------    Executive Officer, President
                  David E. Krischer                      and Director
                                                         (Principal Executive Officer)

                  /s/ DAN J. BERMAN                    Vice President -- Franchising and
-----------------------------------------------------    Director
                    Dan J. Berman

                /s/ TERRY J. FELDMAN                   Vice President and Chief
-----------------------------------------------------    Financial Officer (Principal
                  Terry J. Feldman                       Financial and Accounting
                                                         Officer)

                          *                            Director
-----------------------------------------------------
                    James R. Kuse

                          *                            Director
-----------------------------------------------------
                  Michael McGovern

                          *                            Director
-----------------------------------------------------
                   John W. Spiegel

             *By: /s/ DAVID E. KRISCHER
 --------------------------------------------------
                 as attorney-in-fact
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